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                    CONSULTING GROUP CAPITAL MARKETS FUNDS
                                 On Behalf of
                          MORTGAGE BACKED INVESTMENTS
                     MULTI-SECTOR FIXED INCOME INVESTMENTS
                          LONG-TERM BOND INVESTMENTS
                            (the "Acquired Funds")
                                      and
                     INTERMEDIATE FIXED INCOME INVESTMENTS
                            (the "Acquiring Fund")

 Supplement dated December 11, 2003 to the Prospectus dated December 27, 2002

   On December 3, 2003, the Board of Trustees of Consulting Group Capital Markets Funds (the "Trust") approved, subject to approval by the shareholders of the Acquired Funds, a proposed Plan of Reorganization providing for (i) the acquisition of all of the assets of each of the Acquired Funds in exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of each of the Acquired Funds and (ii) the distribution to shareholders of each Acquired Fund of such shares of beneficial interest of the Acquiring Fund in liquidation of each Acquired Fund and the cancellation of each Acquired Fund's outstanding shares.

   On that date, the Board of Trustees of the Trust also approved, subject to approval by the shareholders of the Acquiring Fund, a change in the investment objective of the Acquiring Fund. The current investment objective of the Acquiring Fund is "Current income and reasonable stability of principal." If shareholders approve the change to the Fund's investment objective, the Fund's new investment objective will be "Maximum total return, consistent with preservation of capital and prudent investment management."

   Approval of each of these proposals by the respective shareholders is conditioned on approval of the other proposal.

   Proxy materials describing these proposals will be mailed to shareholders of each of the Acquired Funds and the Acquiring Fund in anticipation of a special meeting of shareholders to be held at a later date.

   Shares of the Acquired Funds will continue to be offered to new investors and will remain open for investment by those current shareholders who have elected to invest through a systematic investment plan or payroll deduction until the date of the reorganization of the Acquired Funds. Shares will also continue to be issued to shareholders who have elected to have their dividends automatically reinvested until the date of the reorganization of the Acquired Funds. Shareholders in the Acquired Funds may exchange their shares into other available funds, or redeem their shares, as provided in the Funds' prospectus, until the date of the reorganization of the Acquired Funds.




TK 2088 12/02 S6